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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 29, 2006




                           THINKENGINE NETWORKS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   1-8496                      20-8058881
----------------------------       -----------                ----------------
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (508) 624-7600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


     COGNITRONICS CORPORATION, 3 CORPORATE DRIVE, DANBURY, CONNECTICUT 06810
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As further described under Item 3.03 below, on December 29, 2006, Cognitronics Corporation, a New York corporation ("Cognitronics"), consummated a merger (the "Reincorporation") with and into its wholly owned subsidiary, ThinkEngine Networks, Inc., a Delaware corporation ("ThinkEngine" or the "Registrant"). As a result of the Reincorporation, the Registrant is now a Delaware corporation with the name ThinkEngine Networks, Inc. The Reincorporation was effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 18, 2006, between Cognitronics and ThinkEngine, a copy of which is filed as
Exhibit 2.1 to this Current Report on Form 8-K. The Reincorporation and the Merger Agreement were approved by the stockholders of Cognitronics at the annual meeting held on December 14, 2006.

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth above under Item 1.01 is incorporated herein by reference.

As provided by the Merger Agreement, each outstanding share of Cognitronics common stock, $0.20 par value ("Cognitronics Stock"), was automatically converted into one share of ThinkEngine common stock, $0.001 par value ("ThinkEngine Stock"). Each stock certificate representing issued and outstanding shares of Cognitronics Stock is deemed to represent the same number of shares of ThinkEngine Stock. Stockholders do not need to exchange share certificates as a result of the Reincorporation.

Delaware corporate law will now be applicable in the determination of the rights of stockholders of the Registrant. The Registrant incorporates herein by reference Item 2 of Cognitronics' definitive proxy statement filed with the Securities and Exchange Commission on November 13, 2006, entitled "Approval of the Change of the State of Incorporation from New York to Delaware", beginning on page 18, that includes, among other things, a summary of the material terms of the Merger Agreement, the general effect of the modifications to the charter documents and effect of the change to a Delaware corporation.

Effective as of December 29, 2006, the constituent instruments defining the rights of holders of the Registrant's capital stock consist of the Certificate of Incorporation and Bylaws of ThinkEngine, copies of which are filed as Exhibit
3.1 and Exhibit 3.2 to this Form 8-K, respectively.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shares of ThinkEngine Stock, are deemed to be registered under Section 12(b) of the Exchange Act.

Following the Reincorporation, the ThinkEngine Stock continues to be listed on the American Stock Exchange, however, effective January 4, 2007 it trades under the new symbol ("THN").

A press release regarding the foregoing matters was issued on January 3, 2007 and is filed as Exhibit 99.1 to this Form 8-K.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

See Item 3.03 above.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

    EXHIBIT     DESCRIPTION
    -------     ----------------------------------------------------------------

    2.1 Agreement and Plan of Merger, dated as of December 18, 2006, between Cognitronics Corporation, a New York corporation, and ThinkEngine Networks, Inc., a Delaware corporation.

    3.1 Certificate of Incorporation of ThinkEngine Networks, Inc., a Delaware corporation, as filed with the Delaware Secretary of State on December 15, 2006.

    3.2 Bylaws of ThinkEngine Networks, Inc., a Delaware corporation, as adopted on December 15, 2006.

    99.1        Press Release dated January 3, 2007.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THINKENGINE NETWORKS, INC.



Date:  January 4, 2007                        By:  /s/ John Steinkrauss
                                                   -------------------------
                                                   John Steinkrauss
                                                   Vice President and
                                                   Chief Financial Officer

























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